TFS CAPITAL INVESTMENT TRUST

                          Supplement dated June 9, 2009
                    To the Prospectus dated February 28, 2009

                     CLOSING OF THE TFS MARKET NEUTRAL FUND

This Supplement updates certain information contained in the Prospectus of TFS Capital Investment Trust (the "Trust") dated February 28, 2009. You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by calling us at
1.888.534.2001 or by visiting www.TFSCapital.com.
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The following  information is to be read in conjunction with the section "How to
Buy Shares" beginning on page 19 of the Prospectus:

Effective at the close of business on June 30, 2009, the TFS Market Neutral Fund (the "Market Neutral Fund") will close to new investors, except as described below. Shareholders of record of the Market Neutral Fund on June 30, 2009 may continue to add to their existing accounts through the purchase of additional shares and through the reinvestment of dividends and capital gain distributions.

New accounts may continue to be established under the following circumstances:

      o A financial advisor and/or financial intermediary whose clients have established accounts in the Market Neutral Fund as of June 30, 2009 may continue to open new accounts in the Market Neutral Fund for any of its existing or new clients.

      o Trustees and officers of the Trust and employees and managers of TFS Capital LLC and its affiliates, as well as existing or new investment advisory clients of TFS Capital LLC, may continue to open new accounts in the Market Neutral Fund.

      o Existing or new participants in a qualified defined contribution retirement plan, such as a 401(k) plan, profit sharing plan, 403(b) plan or 457 plan, that have the Fund listed as an investment option as of June 30, 2009 may continue to open new accounts in the Market Neutral Fund.

The Board of Trustees reserves the right to re-open the Market Neutral Fund to new investors at any time or to modify the extent to which future sales of shares are limited. The Trust also reserves the right to permit the establishment of new accounts under circumstances not identified above, and to reject any purchase order or rescind any exception listed herein that TFS Capital LLC feels will negatively impact the Fund and its shareholders.